UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2017

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “Leap”, “we,” “us,” “our” and “Company” refer to Leap Therapeutics, Inc.

Item 1.01.                Entry into a Material Definitive Agreement.

On June 21, 2017, Leap entered into a clinical trial collaboration and supply agreement, or the Collaboration and Supply Agreement, with MSD International GmbH, a subsidiary of Merck (known as MSD outside the United States and Canada), or Merck, to clinically evaluate the combination of Leap’s DKK1 antagonist, or DKN-01, with Merck’s PD-1 antagonist, KEYTRUDA® (pembrolizumab), or KEYTRUDA®.

Under the Collaboration and Supply Agreement, Leap will sponsor and fund the Phase I/II clinical trials to evaluate the safety, pharmacokinetics, pharmacodynamics, and preliminary efficacy of the concomitant and/or sequenced administration of the combination of DKN-01 and KEYTRUDA® in patients with relapsed or refractory advanced esophagogastric cancers.  Merck will be responsible for manufacturing and supplying KEYTRUDA® for the clinical trials. This agreement provides that both Leap and Merck will jointly own clinical data generated from this clinical trial.

The Collaboration and Supply Agreement expires on delivery of the final study report concerning the results of the clinical trial, unless earlier terminated by either party in the event of the other party’s uncured material breach or if there are certain safety concerns, regulatory action prevents supply of one or both of DKN-01 or KEYTRUDA®, or if either Party withdraws regulatory approval for or discontinues development of its compound.

Item 8.01.                Other Events.

On June 21, 2017, Leap issued a press release announcing the Collaboration and Supply Agreement. A copy of the press release is being filed as Exhibit 99.1 to this Current Report.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release of Leap Therapeutics, Inc. dated June 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2017	LEAP THERAPEUTICS, INC.
(Registrant)

	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Financial Officer, General Counsel, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Leap Therapeutics, Inc. dated June 21, 2017.